UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 2, 2025
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

23 South Main Street, Suite 3B, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	WTM	New York Stock Exchange
	WTM.BH	Bermuda Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

On October 2, 2025, certain indirect wholly owned subsidiaries of White Mountains Insurance Group, Ltd. (“White Mountains”), entered into a securities purchase agreement (the “SPA”) together with certain affiliates of funds advised by CVC Capital Partners (“CVC”). Under the terms of the SPA, White Mountains, indirectly, will sell approximately 77% of its equity interest in Bamboo Ide8 Insurance Services, LLC (“Bamboo”) for cash and will retain the remainder (the “Transaction”). The Transaction values Bamboo at an enterprise value of $1.75 billion.

On October 3, 2025, White Mountains and CVC issued a joint press release announcing the entry into the SPA. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Current Report.

Affiliates of CVC have agreed to provide a customary equity commitment letter and limited guarantee in support of certain of CVC’s obligations under the SPA and ancillary agreements, subject to the terms and conditions therein. In addition, lenders have committed to provide debt financing for the Transaction, subject to the terms and conditions thereof.

The Transaction is expected to close during the fourth quarter of 2025. The closing of the Transaction is subject to customary closing conditions, including the receipt of regulatory clearances. The closing of the Transaction does not require the approval of the White Mountains shareholders.

While the SPA contains customary representations and warranties as well as covenants by each of the parties, including certain operating restrictions on the conduct of the business of Bamboo during the period from the execution of the SPA to the closing of the Transaction, there is limited post-closing recourse to White Mountains or its subsidiaries for breaches of such terms.

The SPA also contains provisions giving each of the purchaser and the sellers’ representatives the right to terminate the SPA under certain circumstances, including where the closing of the Transaction has not occurred on or before March 31, 2026. In certain circumstances where the SPA is validly terminated, a reverse termination fee will be payable by CVC to the sellers.

The SPA has been filed herewith as Exhibit 2.1, and the description set forth above of the SPA does not purport to be complete and is subject to and qualified in its entirety by the text of the SPA.

The SPA has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about White Mountains or CVC or any of their respective businesses, subsidiaries or affiliates. The representations, warranties and covenants contained in the SPA (i) were made by the parties thereto only for purposes of that agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the SPA; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the SPA (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (iv) may have been made for the purposes of allocating contractual risk between the parties to the SPA instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors in White Mountains. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of White Mountains or CVC or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the SPA may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the SPA, which subsequent information may not be fully reflected in White Mountains’s public disclosures. The SPA should not be read alone, but should instead be read in conjunction with the other information regarding White Mountains that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this filing which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “could”, “will”, “believe”, “intend”, “expect”, “anticipate”, “project”, “estimate”, “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s:

▪change in book value per share or return on equity;
▪business strategy;
▪financial and operating targets or plans;
▪incurred loss and LAE and the adequacy of its loss and LAE reserves and related reinsurance;
▪projections of revenues, income (or loss), earnings (or loss) per share, EBITDA, adjusted EBITDA, dividends, market share or other financial forecasts of White Mountains or its businesses;
▪expansion and growth of its business and operations; and
▪future capital expenditures.

These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to risks and uncertainties that could cause actual results to differ materially from expectations, including:

▪the risks that are described from time to time in White Mountains’s filings with the Securities and Exchange Commission, including but not limited to White Mountains’s 2024 Annual Report on Form 10-K;
▪whether the potential benefits of any transaction, including the Transaction, will be realized;
▪claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, wildfires, tornados, tsunamis, severe weather, public health crises, terrorist attacks, was and war-like actions, explosions, infrastructure failures or cyber-attacks;
▪recorded loss reserves subsequently proving to have been inadequate;
▪the market value of White Mountains’s investment in MediaAlpha;
▪business opportunities (or lack thereof) that may be presented to it and pursued;
▪actions taken by rating agencies, such as financial strength or credit ratings downgrades or placing ratings on negative watch;
▪the continued availability of capital and financing;
▪the continued availability of fronting and reinsurance capacity;
▪deterioration of general economic, market or business conditions, including due to outbreaks of contagious disease and corresponding mitigation efforts;
▪competitive forces, including the conduct of other insurers;
▪changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; and
▪other factors, most of which are beyond White Mountains’s control.

Consequently, all of the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

2.1 Securities Purchase Agreement, dated October 2, 2025, by and among White Mountains Investments (Luxembourg) S.à r. l., WM Pierce Holdings, Inc., PM Holdings, LLC and the other parties thereto

99.1 Press Release, dated October 3, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
October 3, 2025	By:	/s/ MICHAELA J. HILDRETH Michaela J. Hildreth Managing Director and Chief Accounting Officer

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